Exhibit 10.26(a)

First Amendment to Supply Agreement by and

between Reliant Pharmaceuticals, LLC

and Austin Shasun, LLC

This First Amendment to the Consulting Agreement dated as of September 23, 2003 by and between Reliant Pharmaceuticals, LLC (“Reliant”), a Delaware limited liability company and Austin Shasun, LLC (“ASL”), an Illinois limited liability company.

WHEREAS Reliant and ASL are parties to a Supply Agreement dated as of September 23, 2003 (the “Original Agreement”); and

WHEREAS Reliant and ASL wish to amend certain terms of the Original Agreement;

NOW THEREFORE, in consideration of the foregoing promises and the mutual covenants and agreements made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Section 2.12 (b). The address for ASL set forth in Section 2.12(b) of the Original Agreement shall be amended by adding the following: “1565 Barclay Boulevard, Buffalo Grove, Illinois 60089”.

2. Amendment to Section 4.11. The notice address for ASL set forth in Section 4.11 of the Original Agreement shall be amended by adding “Patrick J. Corboy” after the word “Attn:” and after the word “E-mails”.

3. Amendment to Exhibit A. Exhibit A of the Original Agreement shall be amended by deleting [TO BE SUPPLIED] and attaching the “Isradipine API Specifications” which are annexed to this First Amendment as Exhibit A.

4. No Other Amendments. Except as expressly amended hereby the Original Agreement shall continue in full force and effect.

5. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of New York without giving effect to the choice of law provisions thereof.

6. Counterparts. For the convenience of the parties hereto, this First Amendment may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument and all such counterparts shall together constitute the same agreement.

7. Successors and Assigns. This First Amendment shall be binding upon and insure to the benefit of the parties hereto and each of their successors and assigns, including, without limitation, any successors or summary entities thereto by operation of merger or conversion.

8. Entire Agreement. The Original Agreement, as amended hereby, constitutes agreement of all parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings both written and oral among the parties hereto with respect to the subject matter hereof.

9. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Original Agreement on this              day of October, 2003.

RELIANT PHARMACEUTICALS, LLC

By:
Name:
Title:

AUSTIN SHASUN, LLC

By:
Name:
Title:

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